Series Number:  1
For period ending 9/30/12

48)	Investor, A, C & R
First $1 billion 0.651%
Next $1 billion 0.599%
Next $3 billion 0.569%
Next $5 billion 0.549%
Next $15 billion 0.536%
Next $25 billion 0.534%
Over $50 billion 0.534%

Institutional
First $1 billion 0.451%
Next $1 billion 0.399%
Next $3 billion 0.369%
Next $5 billion 0.349%
Next $15 billion 0.336%
Next $25 billion 0.334%
Over $50 billion 0.334%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                25,922
                                Institutional Class           824
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                           4,093
                                C Class                                                                           206
        R Class                                           60

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1809
                               Institutional Class                                                      $0.1921
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1668
        C Class                                                      $0.1246
        R Class                                           $0.1527

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class         146,213
                                Institutional Class   4,994

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   27,462
                                    C Class                                                             2,174
R Class                             406

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $11.29
                                Institutional Class   $11.28

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class              $11.29
                                    C Class                                                         $11.29
                                R Class                         $11.28

Series Number:  6
For period ending 9/30/12

48)	Investor, A, C & R
First $1 billion 0.571%
Next $1 billion 0.519%
Next $3 billion 0.489%
Next $5 billion 0.469%
Next $15 billion 0.456%
Next $25 billion 0.454%
Over $50 billion 0.454%

Institutional
First $1 billion 0.371%
Next $1 billion 0.319%
Next $3 billion 0.289%
Next $5 billion 0.269%
Next $15 billion 0.256%
Next $25 billion 0.254%
Over $50 billion 0.254%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                12,371
                                Institutional Class           2,742
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                           2,165
                                C Class                                                                           18
        R Class                                            6

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1229
                               Institutional Class                                                      $0.1344
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1084
        C Class                                                      $0.0649
        R Class                                           $0.0939

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class          97,673
                                Institutional Class    29,351

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   19,689
                                    C Class                                                             310
R Class                             104

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $11.62
                                Institutional Class   $11.62

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $11.62
                                    C Class                                                         $11.62
                                R Class                         $11.62

Series Number:  7
For period ending 9/30/12

48)	Investor, A, C & R
First $1 billion 0.571%
Next $1 billion 0.519%
Next $3 billion 0.489%
Next $5 billion 0.469%
Next $15 billion 0.456%
Next $25 billion 0.454%
Over $50 billion 0.454%

Institutional
First $1 billion 0.371%
Next $1 billion 0.319%
Next $3 billion 0.289%
Next $5 billion 0.269%
Next $15 billion 0.256%
Next $25 billion 0.254%
Over $50 billion 0.254%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                30,969
                                Institutional Class           8,277
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                           6,566
                                C Class                                                                           150
        R Class                                           29

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1158
                               Institutional Class                                                      $0.1277
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1009
        C Class                                                      $0.0561
        R Class                                           $0.0860

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class         272,821
                                Institutional Class   69,844

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   62,923
                                    C Class                                                             3,118
R Class                             408

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $13.40
                                Institutional Class   $13.41

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $13.34
                                    C Class                                                         $13.35
                                R Class                         $13.38

Series Number:  9
For period ending 9/30/12

48)	Investor, A, C & R
First $1 billion 0.651%
Next $1 billion 0.599%
Next $3 billion 0.569%
Next $5 billion 0.549%
Next $15 billion 0.536%
Next $25 billion 0.534%
Over $50 billion 0.534%

Institutional
First $1 billion 0.451%
Next $1 billion 0.399%
Next $3 billion 0.369%
Next $5 billion 0.349%
Next $15 billion 0.336%
Next $25 billion 0.334%
Over $50 billion 0.334%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                 708
                                Institutional Class            522
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                           20
                                C Class                                                                           -
        R Class                                           -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0160
                               Institutional Class                                                      $0.0258
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0039
        C Class                                                      -
        R Class                                           -

74U).   1. Number of shares outstanding (000's omitted)
                      Investor Class                                42,248
                      Institutional Class       3,851

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                4,691
                        C Class                                                      385
R Class                                  29

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class         $9.78
                                Institutional Class   $9.79

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $9.78
                                    C Class                                                         $9.71
                                R Class                         $9.77